Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the

Sarbanes-Oxley Act

I, Richard J. Adler, Chief Executive Officer of EII Realty Securities Trust (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 08/22/13	/s/ Richard J. Adler
Richard J. Adler, Chief Executive Officer
(principal executive officer)

I, Michael J. Meagher, Vice President and Treasurer of EII Realty Securities Trust (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 08/22/13	/s/ Michael J. Meagher
Michael J. Meagher, Vice President and Treasurer
(principal financial officer)